UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2009

ROWAN COMPANIES, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 POST OAK BOULEVARD SUITE 5450 HOUSTON, TEXAS	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01:

The attached Exhibit 99.1 is a slide presentation that will be used by management at various investor presentations beginning on March 10, 2009.

Item 9.01. Financial Statements and Exhibits

99.1    Form of slide presentation to be used with investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.

By:	/s/ William H. Wells

William H. Wells
Vice President — Finance and CFO
(Principal Financial Officer)

Dated: March 10, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of slide presentation to be used with investors.

3